 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 1, 2022
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Washington Boulevard, 6th Floor
Stamford, CT 06902
(Principal Executive Office)
Telephone Number: (914) 641-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c) Appointment of Principal Accounting Officer
The Board of Directors of ITT Inc. (the “Company”) appointed Cheryl de Mesa Graziano, age 50, to the role of Vice President and Chief Accounting Officer, effective November 1, 2022. Ms. de Mesa Graziano previously served as Chief Accounting Officer of Party City Holdco Inc. (“Party City”) from December 9, 2021 to October 14, 2022. Prior to that, Ms. de Mesa Graziano served as Vice President, Global Controller of Party City from July 2020 to December 2021 and Vice President, Financial Reporting and Accounting from when she joined Party City in November 2019 until July 2020. Ms. de Mesa Graziano previously held various positions of increasing responsibility at Stanley Black & Decker, Inc. from May 2013 to October 2019, including as Assistant Corporate Controller from August 2018 to October 2019 and Global Leader, Corporate Technical Accounting and Compliance from July 2016 to August 2018. As Assistant Corporate Controller, Ms. de Mesa Graziano led the global controllership teams responsible for the accounting close, compliance, and reporting for emerging markets and industrial businesses. Ms. de Mesa Graziano earned a Master of Science from Iona College and a Bachelor of Business Administration from Baruch College.

Ms. de Mesa Graziano will receive salary, bonus and equity awards at levels consistent with her seniority and position. Ms. Graziano will also receive an equity grant of $80,000 restricted stock units, which will vest in equal installments on the first, second and third anniversaries of her hire date, and cash payments of (i) $20,000, payable within 30 days of November 1, 2022, (ii) $126,000, payable in March 2023, and (iii) $126,000, payable in October 2023, which are intended to offset forfeited compensation from her former employer. Ms. de Mesa Graziano is eligible for severance benefits in accordance with the ITT Severance Plan in the event of involuntary termination. Ms. de Mesa Granziano will also receive health, welfare and retirement benefits that are generally available to salaried employees.

There are no arrangements or understandings between Ms. de Mesa Graziano and any other persons pursuant to which she was selected as an officer. Neither Ms. de Mesa Graziano nor any of her immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

November 1, 2022	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President and General Counsel
(Authorized Officer of Registrant)